Agreement

                              for the Contribution

                                       of

                          Assets, Software and Hardware
                                  Developments

                                       by

                                 August Steiner

                                       to

                             ComTelco (Research) AG



This agreement has the purpose of the transfer of legal ownership of all mentioned assets, technology, inventory, systems and sub systems, software code and hardware blue prints as well as accompanying documentation and all rights to developed or partially developed products, systems and components as well as inventory or other goods mentioned herein to ComTelco (Research) AG, Hechtackerstrasse 41, 9014 St. Gallen, Switzerland.

August Steiner, residing in St. Gallen Switzerland, (Contributor) agrees to contribute to ComTelco (Research) AG, St. Gallen, Switzerland, (Recipient) the following:

Products:

All licenses, source codes and compiled programs and parts thereof, developed under MDE AG and all products resulting or existing out of any such development, acquired from MDE AG.

All hardware components developed under MDE AG including all drawings, parts lists, documentation, PCB layouts and all other materials related to the development and production of any hardware or firmware.

Firmware components will be delivered in digital form and in a compiled EPROM version. As well as documentation thereto.

All existing Products packaging, leaflets, manuals, and other documentation related to MDE developments its products, partly or fully developed.

Trade Marks, Trade Names:

All trademarks registrations of trademarks, rights to product names and descriptions, slogans, model descriptions and all other marketing and sales related materials, referring to products developed under MDE AG.

Other Equipment and Materials:

All equipment and materials related to the developments of MDE AG, including but not restricted to all items listed in Annex hereto.

Documents and Files:

All files and documents related to current and past developments under MDE AG, in electronic or paper form.

Competition:

August Steiner will not be involved in or peruse, solicit or otherwise engage in any activities similar to or competing against the business or area of any of the products or system developments mentioned in this agreement, for a period of at least 5 year other than directly associated with the business of ComTelco (Research) AG or it s sister or parent companies. He will hand over any requests for any such business to ComTelco exclusively and not hinder ComTelco in future business or developments in any way. August Steiner will commit MDE AG staff to keep any previous or current development related information confidential.

Staff:

ComTelco (Research) AG may take over any employees from August Steiner or MDE AG deemed necessary for the full utilization and continuance of development or use of the assets.

Change in ownership:

August Steiner will ensure that all the conditions of this agreement are adhered to if a change in ownership occurs within the next 12 month of the purchase date.

Continuation of business:

Both the contributor and the recipient will render their services and do anything in their power to ensure that the assets may be used and utilized and /or sold to other entities, whenever necessary or possible.

Outline of Sale / Sales price:

The assets are contributed to ComTelco as a capital increase by August Steiner and taken over as additional assets by ComTelco (Research) AG as independently and fully functioning systems and parts thereof. If needed, August Steiner or MDE AG will make available to ComTelco any other needed information if they are used in conjunction of utilizing the mentioned assets.

All assets, tangible or not, involved in the operation and development of the mentioned systems and components, software or hardware, are included in the sales price, in particular, but not restricted to all items listed in Annex A which is an integral part of this agreement.

ComTelco agrees to take over into it s books as follows:

     USD 74440.00    for Office Equipment (Annex A1)
     USD 2500000.00 for Intellectual Property and developed Products (Annex A2) USD 4447648.00 for Software Development and related materials (Annex A3)

The agreement will take affect after its signature by both parties.

St. Gallen, Switzerland February 28, 1997

The Contributor                           ComTelco (Research)
                                          Hechtackerstrasse 41
                                          9014 St. Gallen
/s/ August Steiner                        Switzerland

August Steiner                            /s/ Roland Steiner
Guisanstrasse 94
9010 St.Gallen                            Roland Steiner

                                    EXHIBIT A
                                     ASSETS
                     (August Steiner - ComTelco Research AG)

All of the machinery, equipment, tools, furniture, furnishings, office equipment, supplies, inventory, plant, spare parts and other tangible personal property located at all locations mentioned in the locations list below, and all of the Intellectual Property used or held for use in connection with the computer telephony business as conducted by Seller or any of its Affiliates, including, without limitation, mentioned in the assets list below.

Locations list:

Hechtackerstrasse 39, 9014 St Gallen, Switzerland
Lian Heng Bldg, No 8, 394 Lane, Yan An (W) Rd Shanghai P R C
15 Marshal Timoshenko str, I2356 Moscow, Russia R

List of Assets:

Annex A3

Existing Products:

ComTax 2.5           (FDD & LAN) Call Accounting System
ComTax 2.6           (HW Version) Call Accounting System
ComTax 2.7           16 bit including carriers & sites, Call Accounting System
ComTax MS32          Multisite, 32bit Telemanagement & Call Accounting System
ComTax Box 1.9       Hardware System for Data mass storage.
CTI Server Server    Platform for CTI Products
ComDial 1.71         PC/LAN  based communication client
ComLog 1.1           Workstation based Call Logging/Recording client
CL A/D interface     Hardware for use with call logging / recording system
ComList              Corporate electronic communication directory and connection system
ComFax               LAN based, client/Userver system for fax handling over the
                     Internet

Annex A2

Projects under Development:
(Products which are past the stage of technical feasibility)

C-client             Newgeneration of communication client 16 and 32bit
ComTax 32            Graphics engine and update for ComTax MS32
ComTax junior        Ultra low-cost call accounting system incl. Hw and SW
LAN based Call logging Server system for ComLog as Client/Server implementation

ComTax Duplex        New hardware for bi-directional communication with PBXs
ComTax WWW           Report, query and retrieval system over the Internet.
ComTax Archive       On-Line archiving of call records to CD or DAT
LCR                  Dynamic Least Cost Routing for all communication services
CSTA server          CSTA /TAPI/TSAPI converter for future PBX connectivity

Trade Mark registrations:

ComTax            Europe      OMPI reg. No. 649354
ComDial           Europe      OMPI reg. No. 649353

Basic Research in progress:

Java Virtual Machine based call account handling
ATM bandwidth brokering
Management and accounting for all communication services
Virtual PBX

Annex A1

List of Tangible Assets

Hechtackerstrasse 39
9014 St.Gallen, Switzerland
Room E6
Desk combination                1
Office Chair                    1
Korpus                          1
Rollo file cabinet              2
Personal Computer               1
Modem                           1
Comfort telephone set DX        1
Plants and pictures

Room E4
Desk combination                1
Rollo file cabinet              2
Leather Chairs                  2
Office Chair                    1
Korpus                          3
Personal Computer dev.          1
Personal Computer test systems  6
PBX Hicom 100 (for tests)       1

System Telephone set DX         2
Note Book Computer

Room E3
Table combination               2
Desk combination                2
Rollo file cabinet              3
Bookshelves                     1
Office Chair                    2
Leather Chair                   2
Misc. CD's & Software
Library of Books
Personal Computer (dev.)        1
Personal Computer (test)        5
Colour flat bed scanner         1
Modem                           2
Portable phone                  1
System Telephone set DX         2

Room W2
Desk combinations               2
Leather Office Chairs           2
Conf. Table                     1
Conf. Chairs                    4
Korpus                          2
Rollo File Cabinets             4
Personal Computer               1
Note Book Computer              1
System Telephone set DX         2
Handy Ericsson GSM              2

15 Marshal Timoshenko str, 12356 Moscow, Russia
Desks                           7
Chairs                          12
Ethernet hubs 8port             2
Personal Computer (dev.)        10
Personal Computers (test)       4
File Servers                    2
PBX Hicom 120 (for test)        1
Modem                           1
Note Book Computer              1

Lian Heng Bld6 No 8, 394 Lane, Yan An (W) Rd, Shanghai, P.R.C.
Desk combinations               6
Chairs                          6
File Cabinets                   3
Personal Computers (dev.)       4
Personal Computers (test)       3
File Server                     1
Modem                           1
Misc. Books Software & CD's